PURCHASE AGREEMENT



   1.  GALENA STATE BANK & TRUST CO., as Trustee under Trust
   Agreement dated July 16, 1976, known as Trust No. 167 whose address is 216 S. Commerce St., Galena, IL 61036, hereinafter referred to as "Seller".

   2. HOSKINS LUMBER COMPANY, an Illinois Corporation of 107 East Myrtle Street, Elizabeth, Illinois 61028, hereinafter referred to as "BUYER" offers to purchase the following described real estate situated in the City of Galena, Jo Daviess County, Illinois, legally described as Lot 1 of the Plat of Subdivision of Galena State Bank Commercial Center, a subdivision located in the Southwest Quarter of Section 13, Township 28 North, Range 1 West of the Fourth Principal Meridian, West Galena Township, in the City of Galena, West side of Galena River, Jo Daviess County, Illinois, subject to easements, right of ways and building setback lines all as shown on the plat thereof recorded in the Jo Daviess County, Illinois Recorder's office as Document No. 240146 in Planhold D of Plats, at No 431.

   3. And to pay you for the premises the sum of $200,OOO.OO, TOGETHER WITH INTEREST AT THE RATE OF EIGHT AND THREE-FOURTHS
   PERCENT (8.75%) from the date hereof until the date of closing, said sum to be paid in cash at the time of closing coincident with the delivery of Deed.

   4.  THIS CONTRACT IS CONTINGENT UPON THE ABILITY OF SELLER TO
   QUALIFY THIS TRANSACTION AS AN EXCHANGE PURSUANT TO IRS RULES
   AND REGULATIONS.

   5.  IF ANY CONTINGENCY IN PARAGRAPH 4 CANNOT BE CARRIED OUT,
   THIS CONTRACT SHALL BECOME VOID AND BUYER AND SELLER  SHALL
   SIGN AN AGREEMENT TERMINATING THE CONTRACT FOR PURCHASE AND
   RELEASING THE EARNEST MONEY DEPOSIT TO BUYER.

   6. The time of closing shall be on or before February 15, 1996 and a11 documents relative to the transaction shall be signed and delivered.

   7.  Seller warrants as of closing:

        a)  Sewer/water is/will be available at the lot line.

        b) A building permit is obtainable for the construction of a bank building on said lot.

        C)  The premises are presently zoned general business.

8. Seller warrants that natural gas and electric service is available to the lot lines subject to normal connection charges only. Seller further warrants that NO supplemental pumping or gravity assist equipment is needed to utilize sewer service to each lot.

9. Seller shall be responsible for payment of all real estate taxes up to the date of closing. All real estate tax prorations shall be made as of closing with tax prorations based upon latest available information. Tax prorations shall be made on a 365 day basis if the tax proration used at closing differs from the tax proration using the actual tax bill by more than $25.00, the parties agree to adjust the difference when the tax bill is issued.

10. Conveyance of the property shall be by Corporate Deed or such other appropriate deed as may be required by this Contract. Said conveyance shall be subject only to the following: All taxes and special assessments levied or confirmed after the date of closing; building and building line, use and occupancy restrictions, conditions and covenants of record, provided the same are not violated by the existing improvements or the present use thereof and do not contain a reverter or right of re-entry; zoning laws and ordinances of which there are no violations; easements for the use of public utilities, if any, roads and highways, drainage ditches, feeders and laterals, if any, existing leases and tenancies and any mortgage or agreement for deed to be assumed pursuant to this Contract.

11. Seller shall, at seller's expense, before closing, furnish a current title insurance commitment in the amount of the purchase price, and a final policy thereafter or mutually acceptable
evidence of title.   Liens or encumbrances with a total balance
due of an amount not more than the balance due at the time of closing under this Contract shall not constitute material defects if said liens or encumbrances are paid and released at the time of closing.

12. If Seller cannot deliver merchantable title to Buyer at closing, subject only to the permitted exceptions, this Contract, at Buyer's option shall be void and earnest money shall be returned to Buyer or Buyer may elect to close and deduct from the purchase price a definite and ascertainable amount required to satisfy and release any non-permitted exceptions, and in such case, Seller shall convey the premises to Buyer.

13. Should the Buyer fail to perform this contract at the time and in the manner herein specified, the earnest money shall, at the option of the Seller, be forfeited by Buyer as liquidated damages, and this Contract shall become null and void, and the Seller shall then have right to possession of the premises. Time is of the essence of this Contract, and of all or the terms and conditions hereof. In the event the Seller does not elect to accept forfeiture of the earnest money, Seller shall be entitled to exercise all other remedies available to Seller under Illinois law.

14. In the event of legal action to construe or enforce the provisions of this Contract, the prevailing party shall be entitled to collect his reasonable attorney's fees court costs and related expenses from the losing party and the court having jurisdiction of the dispute shall be authorized to determine the amount of such fees, costs and expenses and enter judgment therefor.

15. Should Buyer fail to perform this contract promptly on his part at the time and in the manner specified, and Seller exercises the options of forfeiture contained hereinabove, the total earnest money deposit shall be retained by the Seller as liquidated damages.

16.  Seller shall be required to furnish a survey.

17. Neither Seller nor any authorized agent or representative of seller has received, prior to the date of seller's execution of this contract, any notice from any governmental body describing or relating to any alleged violation at the premises of any applicable zoning, building, dwelling, fire, electrical, health and safety, environmental protection or similar laws, statutes, ordinances, codes, rules or regulations which are uncured or uncorrected as of the date of Seller's execution of this Contract.

18. Parties agree to comply with the provisions of the Real
Estate Settlement Procedures Act of 1974 (RESPA).

19. Each party agrees to provide the information necessary to complete the portions of the Illinois Department of Revenue Real Estate Transfer Declaration that are applicable to him, and to execute such declaration pursuant to the Real Estate Transfer Act, 35 ILCS 305/3.

20.  THIS DOCUMENT REPRESENTS THE ENTIRETY OF THE AGREEMENT
BETWEEN THE PARTIES AND SHALL BE BINDING UPON THE PARTIES, THEIR
HEIRS, SUCCESSORS AND ASSIGNS.

Dated this 12th day of September, 1995.

BUYER                              SELLER

HOSKINS LUMBER COMPANY             GALENA STATE BANK & TRUST CO.

BY:  \s\ Vincent E. Toepfer        BY:  \s\ Jerry L. Murdock
     -------------------------          -------------------------

     \s\ Cheryl Toepfer                 \s\ Libby Miller
     -------------------------          -------------------------

STATE OF ILLINOIS   )
                       ss.
COUNTY OF JO DAVIESS)

      I, a Notary Public, in and for said County, in the State aforesaid, DO HEREBY CERTIFY, that Jerry L. Murdock, President of Galena State Bank & Trust Co. and Libby Miller, Vice President of said corporation, who are personal1y known to me to be the same persons whose names are subscribed to the foregoing instrument as such officers, respectively, appeared before me this day in person and acknowledged that they signed, sealed and delivered the said instrument as their free and voluntary act of said respective officers for the uses and purposes therein set forth.

Given under my hand and notarial seal this 12th day of September, A.D. 1995.

                                   \s\ Robert R. Roth
                                   Notary Public
STATE OF ILLINOIS   )
                       ss.
COUNTY OF JO DAVIESS)

I, a Notary Public, in and for said County, in the State aforesaid, DO HEREBY CERTIFY, that Vincent E. Toepfer, President of Hoskins Lumber Company and Cheryl Toepfer, Secretary of said corporation, who are personal1y known to me to be the same persons whose names are subscribed to the foregoing instrument as such officers, respectively, appeared before me this day in person and acknowledged that they signed, sealed and delivered the said instrument as their free and voluntary act of said respective officers for the uses and purposes therein set forth.

Given under my hand and notarial seal this 12th day of September, A.D. 1995.

                                   \s\ Robert R. Roth
                                   Notary Public